ASLANAY MADENCİLİK SANAYİ VE TİCARET LİMİTED ŞİRKETİ

**FINANCIAL STATEMENTS
FOR THE 31 MAY 2012
TOGETHER WITH INDEPENDENT AUDITOR'S REPORT**

pwc

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of
Aslanay Madencilik Sanayi ve Ticaret Limited Şirketi

We have audited the accompanying balance sheets of Aslanay Madencilik Sanayi ve Ticaret Limited Şirketi (the "Company") as of 31 May 2012, and the related statements of comprehensive income, of shareholders' equity and of cash flows for period between the inception date and 31 May 2012. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

Basis for Qualified Opinion

We did not observe the physical counting of cash as of 31 May 2012, since that date was prior to our appointment as auditors. We could not satisfy ourselves with alternative audit procedures regarding the existence of physical cash at the balance sheet date. Therefore, we could not identify any misstatements in the cash that could have been detected had we observed the physical counting of cash or had we performed alternative audit procedures on the existence of cash as of 31 May 2012.

Qualified Opinion

In our opinion, except for the effects of the matter described in the basis for qualified opinion paragraphs, the accompanying financial statements present fairly, in all material respects, the financial position of Aslanay Madencilik Sanayi ve Ticaret Limited Şirketi as of 31 May 2012, and of its financial performance and its cash flows for the period between the inception date and 31 May 2012 in conformity with accounting principles generally accepted in the United States of America.

Başaran Nas Bağımsız Denetim ve
Serbest Muhasebeci Mali Müşavirlik A.Ş.
a member of
PricewaterhouseCoopers

Mert Tüten, SMMM
Partner

Istanbul, 6 August 2012

CONTENTS		PAGE

ASLANAY MADENCİLİK SANAYİ VE TİCARET LİMİTED ŞİRKETİ

STATEMENTS OF INCOME AND COMPREHENSIVE INCOME FOR THE PERIOD BETWEEN 20 APRIL - 31 MAY 2012

(Amounts expressed in Turkish Lira ("TRY") unless otherwise stated.)

	Notes	31 May 2012
ASSETS		
Current assets		
Cash and cash equivalents	4	361,059
Other current assets	6	11,959
Total current assets		**373,018**
Non-current assets		
Property and equipment	7	401,606
Total non-current assets		**401,606**
Total assets		**774,624**

	Notes	31 May 2012
LIABILITIES AND EQUITY		
Current liabilities		
Due to related parties	5	658,842
Other current liabilities	9	8,742
Total current liabilities		**667,584**
Total liabilities		**667,584**
EQUITY		
Share capital	12	300,000
Accumulated deficit		(192,960)
Total equity		**107,040**
Total liabilities and equity		**774,624**

The accompanying notes form an integral part of these financial statements.

STATEMENTS OF INCOME AND COMPREHENSIVE INCOME FOR THE PERIOD BETWEEN 20 APRIL - 31 MAY 2012

(Amounts expressed in Turkish Lira ("TRY") unless otherwise stated.)

	Notes	20 April - 31 May 2012
Revenue, net		-
Cost of sales		-
Gross profit		**-**
General and administrative expenses	13	(192,960)
Operating profit		**(192,960)**
Finance income		-
Finance costs		-
Loss before taxation on income		**(192,960)**
Taxation on income		-
Net loss for the period		**(192,960)**
Other comprehensive income		-
Total comprehensive income		**(192,960)**

The accompanying notes form an integral part of these financial statements.

STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY FOR THE PERIOD BETWEEN 20 APRIL – 31 MAY 2012

(Amounts expressed in Turkish Lira ("TRY") unless otherwise stated.)

	Share capital	Accumulated deficit	Other comprehensive income	Total
Balance at 20 April 2012	-	-	-	-
Increase in capital	300,000	-	-	300,000
Total comprehensive loss	-	(192,960)	-	(192,960)
Balance at 31 May 2012	**300,000**	**(192,960)**	-	**107,040**

The accompanying notes form an integral part of these financial statements.

STATEMENT OF CASH FLOWS
FOR THE PERIOD BETWEEN 20 APRIL – 31 MAY 2012

(Amounts expressed in Turkish Lira ("TRY") unless otherwise stated.)

	Notes	20 April - 31 May 2012
Loss before taxation on income		**(192,960)**
Adjustments to reconcile profit before taxation on income to net cash provided by operating activities:		
Net cash generated from operating activities before changes in operating assets and liabilities		**(192,960)**
Changes in operating assets and liabilities		
Increase in other assets	6	(11,959)
Increase in other liabilities and due to related parties	5,9	667,584
Net cash generated from operating activities		**462,665**
Cash flows from investing activities		
Purchase of property and equipment	7	(401,606)
Net cash used in investing activities		**(401,606)**
Cash flows from financing activities		
Capital increase		300,000
Net cash generated from financing activities		**300,000**
Net increase in cash and cash equivalents		361,059
Cash and cash equivalents at beginning of the period		-
Cash and cash equivalents at end of the period		**361,059**

The accompanying notes form an integral part of these financial statements.

NOTE 1 - ORGANIZATION AND NATURE OF OPERATIONS

Aslanay Madencilik Sanayi ve Ticaret Limited. Şirketi (Aslanay Mining Industry and Trade Ltd.Com.) was established in 20 April 2012 in İstanbul.

The Company employs 2 people as at 31 May 2012.

The registered office address and its principal place of business is:
Emirhan Caddesi, Naki Cendere Apartmanı No: 88 Daire: 4, Beşiktaş / İstanbul.

NOTE 2 - BASIS OF PRESENTATION OF FINANCIAL STATEMENTS

Financial reporting standards

These financial statements have been prepared in accordance with the accounting principles generally accepted in the United States of America ("US GAAP").

The Company maintains its statutory accounting records in accordance with the Turkish Commercial Code (the "TCC"), tax legislation and the Uniform Chart of Accounts issued by the Ministry of Finance. These financial statements are based upon the statutory accounting records and have been adjusted and reclassified to present the financial statements in accordance with US GAAP under the historical cost convention.

The functional and reporting currency of the Company is TRY.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Financial statements are prepared in conformity with US GAAP. The significant accounting policies followed in the preparation of these financial statements are as follows:

Cash and cash equivalents

Cash and all highly liquid investments with a maturity of three months or less at the date of purchase, including cash on hand, demand deposits at the bank, are classified in cash and cash equivalents (Note 4).

Property and equipment

Property, plant and equipment are carried at cost less accumulated depreciation and any accumulated impairment losses.

Depreciation is charged so as to write off the cost or valuation of assets and properties under construction, over their estimated useful lives, using the straight-line method. The estimated useful lives, residual values and depreciation method are reviewed at each year end, with the effect of any changes in estimate accounted for on a prospective basis.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Mineral Acquisition Costs

The costs of acquiring land and mineral rights are considered tangible assets. Significant acquisition payments are capitalized. General, administrative and holding costs to maintain an exploration property are expensed as incurred. If a mineable ore body is discovered, such costs are amortized when production begins using the units-of-production method. If no mineable ore body is discovered or such rights are otherwise determined to have diminished value, such costs are expensed in the period in which the determination is made.

Related parties

For the purpose of these financial statements, the Company's shareholders, key management personnel and Board members, in each case together with, companies controlled by or affiliated with them and investments are considered and referred to as related parties (Note 5).

Employment termination benefits

Under Turkish law and union agreements, lump sum payments are made to employees retiring or involuntarily leaving the Company. The total provision represents the vested benefit obligation as at the balance sheet date.

Share capital and dividends

Ordinary shares are classified as equity. Dividends on ordinary shares are recognized as an appropriation of the profit in the period in which they are declared (Note 12).

Statement of cash flow

Statement of cash flow is reported by classifying the operating, investment and financial activities related to the period respectively.

Cash flows from operating activities represent the cash flows generated from the Company's activities.

Cash flows related to investing activities represent the cash flows that are used in or provided from the investing activities of the Company (fixed investments and financial investments).

Cash flows arising from financing activities represent the cash proceeds from the financing activities of the Company and the repayments of these funds.

Taxation and deferred income taxes

ASC 740 "Income Taxes" recognizes both the current and deferred tax consequences of all transactions have been recognized in the financial statements, based on the provisions of enacted tax laws, including the tax rates in effect for current and future years. Deferred income taxes are provided, using the liability method, for all temporary differences arising between the tax bases of assets and liabilities in these financial statements and their carrying values for statutory reporting purposes.

Valuation allowances in respect of deferred tax assets are recorded when it is considered more likely than not that such deferred tax assets will not be realized.

Capital Management

The Company's policy is to ensure that it maintains a strong credit rating and healthy capital ratios in order to support its business and maximize shareholder value.

(Amounts expressed in Turkish Lira ("TRY") unless otherwise stated.)

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

New Accounting Pronouncements

a) Accounting Standards Updates ("ASU") that are effective in 2011 and have no impact on the Company's financial statements

- ASC 954, Health Care Entities (ASU 2012-01) Continuing Care Retirement Communities—Refundable Advance Fees
- ASC 350, Intangibles—Goodwill and Other (ASU 2012-02) Testing Indefinite-Lived Intangible Assets for Impairment

b) Accounting Standards Updates ("ASU") that are effective in 2011 and have no impact on the Company's financial statements

- ASC 860, Transfers and Services (ASU 2011-03) Reconsideration of Effective Control for Repurchase Agreements
- ASC 720, Other Expenses (ASU 2011-06) Fees Paid to the Federal Government by Health Insurers (a consensus of the EITF)
- ASC 954, Health Care Entities (ASU 2011-07) Presentation and Disclosure of Patient Service Revenue, Provision of Bad Debts, and the Allowance for Doubtful Accounts for Certain Health Care Entities
- ASC 350, Intangibles-Goodwill and Other (ASU 2011-08) Testing Goodwill for Impairment

c) Accounting Standards Updates ("ASU") that are effective in 2011 and are relevant to the Company's financial statements

ASC 820, Fair Value Measurement (ASU 2011-04) Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs

d) Accounting Standards Updates ("ASU") that are not effective in 2011 and have not been early adopted by the Company

- ASC 310, Receivables (ASU 2011-01) Deferral of the Effective Date of Disclosures about Troubled Debt Restructurings in Update No. 2010-20 and (ASU 2011-02) A Creditor's Determination of Whether a Restructuring Is a Troubled Debt Restructuring
- ASC 220, Comprehensive Income (ASU 2011-05) Presentation of Comprehensive Income
- ASC 715-80, Compensation-Retirement Benefits, Multiemployer (ASU 2011-09) Disclosures about an Employer's Participation in a Multiemployer Plan
- ASC 360, Property, Plant, and Equipment (ASU 2011-10) Derecognition of in Substance Real Estate – a Scope Clarification
- ASC 210, Balance Sheet (ASU 2011-11) Disclosures about Offsetting Assets and Liabilities
- ASC 220, Comprehensive Income (ASU 2011-11) Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05

The application of ASU's stated above is expected to have no significant impact on Company's financial statements in the following years.

(Amounts expressed in Turkish Lira ("TRY") unless otherwise stated.)

NOTE 4 - CASH AND CASH EQUIVALENTS

	31 May 2012
Cash on hand	290,938
Demand deposits	70,121
	361,059

NOTE 5 - RELATED PARTY BALANCES AND TRANSACTIONS

i) Amounts due from and due to related parties at 31 May 2012 were as follows:

Due to related parties:	**31 May 2012**
Aslan Özen (*)	658,842
	658,842

(*) Due to shareholders balance as of 31 May 2012 represents the amounts borrowed from shareholders.

NOTE 6 - OTHER ASSETS

Other current assets	**31 May 2012**
VAT receivables (*)	11,959
	11,959

(*) Receivables from tax office mainly consist of VAT receivables, which are utilized to offset against other taxes and duties.

(Amounts expressed in Turkish Lira ("TRY") unless otherwise stated.)

NOTE 7 - PROPERTY, PLANT AND EQUIPMENT

	20 April 2012	Additions	Disposals	31 May 2012
Cost				
Mineral and surface rights	-	351,818	-	351,818
Furniture and fixtures	-	15,217	-	15,217
Advances given	-	32,159	-	32,159
Leasehold improvements	-	2,412	-	2,412
	-	**401,606**	**-**	**401,606**
Accumulated depreciation				
Mineral and surface rights	-	-	-	-
Furniture and fixtures	-	-	-	-
Advances given	-	-	-	-
Leasehold improvements	-	-	-	-
	-	**-**	**-**	**-**
Net book value	**-**			**401,606**

The additions to mineral and surface rights are incurred mainly research license in Merkez-Gümüşhane, Kargı – Çorum mine areas, production license numbered 69102 in Develi- Kayseri and initial cost of research license in Adana-Feke, Manisa-Ahmetli, Manisa-Turgutlu, Salihli- Manisa, Yahyalı- Kayseri, Feke – Adana, Şavşat –Artvin.

NOTE 8 - OTHER PAYABLES AND CURRENT LIABILITIES

	31 May 2012
Payable to personnel	4,163
Social security premiums payable	2,393
Taxes payable	2,186
	8,742

(Amounts expressed in Turkish Lira ("TRY") unless otherwise stated.)

NOTE 9 - PROVISION FOR EMPLOYMENT TERMINATION BENEFITS

Under Turkish Labor Law, the Company is required to pay termination benefits to each employee who has completed one year of service and whose employment is terminated without due cause, is called up for military service, dies or who retires after completing 25 years of service (20 years for women) and achieves the retirement age (58 for women and 60 for men). Since the legislation was changed on 8 September 1999 there are certain transitional provisions relating to the length of service prior to retirement.

The liability is not funded, as there is no funding requirement.

The reserve has been calculated by estimating the present value of the future probable obligation of the Company arising from the retirement of the employees under the projected unit credit method.

The principal assumption is that the maximum liability for each year of service will increase in line with inflation. Thus, the discount rate applied represents the expected real rate after adjusting for the anticipated effects of future inflation. As the maximum liability is revised semi-annually, the maximum amount of TRY 2,805.04 which is effective from 1 January 2012, has been taken into consideration in calculating the provision for employment termination benefits of the Company.

The Company has not accounted for any provision for employment termination benefits as of 31 May 2012.

NOTE 10 - TAXATION ON INCOME

Corporate Tax:

The Company is subject to Turkish corporate taxes. Provision is made in the accompanying financial statements for the estimated tax liabilities based on the Company's financial results for the period.

Corporate tax is applied on taxable corporate income, which is calculated from the statutory accounting profit by adding back non-deductible expenses, and by deducting dividends received from resident companies, other exempt income and investment incentives utilized.

The effective tax rate in 2011 is 20%.

Corporations are required to pay advance corporation tax quarterly at the rate of 20% (2010: 20%) on their corporate income. Advance tax is to be declared by the 10th day of the second month following each calendar quarter end and is payable by the 17th of the second month following each calendar quarter end. Advance tax paid by corporations is credited against the annual corporation tax liability. The balance of the advance tax paid may be refunded or used to set off against other liabilities to the government.

Losses are allowed to be carried 5 years maximum to be deducted from the taxable profit of the following years. However, losses occurred cannot be deducted from the profit occurred in the prior years retroactively.

In Turkey, there is no procedure for a final and definitive agreement on tax assessments. Companies file their tax returns until 25 April following the close of the accounting period to which they relate. The tax authorities may, however, examine such returns and the underlying accounting records and may revise assessments within five years.

The carry forward tax losses that deferred tax asset has not been recognized as there may not be sufficient taxable profits to offset in the foreseeable future and total carry forward tax losses.

(Amounts expressed in Turkish Lira ("TRY") unless otherwise stated.)

NOTE 11 - SHARE CAPITAL AND LEGAL RESERVES

At 31 May 2012, the Company's share capital and shareholding structure is as follows:

	31 May 2012	
Shareholders	**Share (%)**	**Amount**
Aslan Özer	97.00	291,000
Gülşah Berber	1.00	3,000
Alpaslan Dağçimen	1.00	3,000
Turgay Erence	1.00	3,000
	100.00	**300,000**

As at 31 May 2012, authorized, issued and outstanding share capital consists of 300,000 shares with a nominal value of 1 TRY each.

Retained earnings as per the statutory financial statements, other than legal reserves, are available for distribution, subject to the legal reserve requirement referred to below.

The legal reserves consist of first and second reserves, appropriated in accordance with the TCC. The TCC stipulates that the first legal reserve is appropriated out of statutory profits at the rate of 5% per annum, until the total reserve reaches 20% of the Company's paid-in share capital. The second legal reserve is appropriated at the rate of 10% per annum of all cash distributions in excess of 5% of the paid-in share capital. Under the TCC, the legal reserves can only be used to offset losses and are not available for any other purpose unless it exceeds 50% of paid-in share capital.

Dividend distributions are made by companies in TRY in accordance with its Articles of Incorporation, after deducting taxes and setting aside the legal reserves as discussed above.

NOTE 12 - OPERATING EXPENSES

	20 April - 31 May 2012
Accommodation expenses	71,234
Overhead expenses	44,098
Outsourced benefits and services	14,009
Fuel expenses	8,885
Personnel expenses	7,942
Rent expenses	4,800
Other	41,992
	192,960

NOTE 13 - SUBSEQUENT EVENTS

The Company employs and contracts 10 people as of 6 August 2012.

The Company finalized to get research licenses is as follows;

Gümüşhane - Merkez licenses numbered 201200505,
Adana - Feke licenses numbered #20120847,
Yahyalı - Kayseri licenses numbered #201200739,
Manisa - Ahmetli licenses numbered #201200808,
Manisa - Turgutlu licenses numbered #201200809,
Manisa - Salihli licenses numbered #201200810,
Şavşat - Artvin licenses numbered #201200579.

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